Exhibit 23.2
                                                                    ------------
                                   CADWALADER
                          Cadwalader, Wickersham & Taft

100 Maiden Lane                                                         New York
New York, NY 10038                                                    Washington
Tel: 212-504-6000                                                    Los Angeles
Fax: 212-504-6666                                                      Charlotte
                                                                          London





                    CONSENT OF CADWALADER, WICKERSHAM & TAFT



Cadwalader, Wickersham & Taft hereby consents to the reference to our firm under the caption "Legal Matters" in the form of Prospectus included in Post-Effective Amendment No. 4 on Form S-3 to Form S-1 Registration Statement (File No. 33-64968) of OXiGENE, Inc.


                                 /s/ Cadwalader, Wickersham & Taft
                                 ---------------------------------



New York, New York
July 16, 1998